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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest Event Reported):  April 19, 2001


                                SONICWALL, INC.
        ----------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        California                     000-27732                 77-0270079
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                              1160 Bordeaux Drive
                             Sunnyvale, CA  94089
                                (408) 745-9600
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(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 5.  OTHER EVENTS.
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     On April 19, 2001, SonicWALL , Inc., a California corporation
("SonicWALL"), announced its financial results for the fiscal quarter ending March 31, 2001. A portion of SonicWALL's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic."
The press release also states that these and other risks relating to
SonicWALL's business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)  EXHIBITS

              99.1  Portion of Press Release dated April 19, 2001.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SONICWALL, INC.


DATE:  April 30, 2001                   By: /s/ Michael J. Sheridan
                                            ----------------------------
                                            Michael J. Sheridan
                                            Chief Operating Officer and
                                            Secretary, interim Chief
                                            Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)
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                               INDEX TO EXHIBITS


Exhibit Number     Description
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    99.1           Portion of Press Release dated April 19, 2001.